                                                                EXHIBIT 10.6


                  AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

         THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (the "Agreement") is made effective as of January 30, 1996, by The Wendt-Bristol Company, a Delaware corporation (the "Borrower"), in favor of Marvin D. Kantor (the "Lender").

                             BACKGROUND INFORMATION
                             ----------------------

         A. Borrower is the owner of 940,760 shares of the capital stock of Wendt-Bristol Diagnostics Company, an Ohio corporation ("W- BDC"), evidenced by Certificate Nos. D 0050 (for 437,675 shares), D 0051 (for 20,000 shares), WBD 0287 (for 10,000 shares), and WBD 0326 (for 400), and certificate(s) for 472,685 shares that are currently held in "street name" that will be issued in the name of Borrower as soon as possible by W-BDC's transfer agent.

         B. Lender has agreed to make a loan to Borrower in the principal amount of $300,000.00 (the "Loan"), which Loan is evidenced by an Amended and Restated Installment Business Loan Note payable to the order of Lender executed by Borrower, dated effective as January 30, 1996 (the "Note").

         C. The execution of this Agreement and the delivery of the Pledged Stock (as defined below) to Lender are conditions precedent to Lender's obligation to make the Loan.

                                   PROVISIONS
                                   ----------

         NOW, THEREFORE, in consideration of the foregoing, in order to induce Lender to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees with Lender as follows:

         SECTION 1. DEFINED TERMS. For purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

         "COLLATERAL" shall mean all property (whether described herein or not) at any time pledged or required to be pledged to Lender hereunder, including the Pledged Stock, and all payments to be made by W-BDC pursuant thereto, income therefrom and proceeds thereof.

         "PLEDGED STOCK" shall mean the 940,760 shares of the capital stock of W-BDC owned by Borrower and evidenced by Certificate Nos. D 0050 (for 437,675 shares), D 0051 (for 20,000 shares), WBD 0287 (for 10,000 shares), and WBD 0326 (for 400), and certificate(s) for 472,685 shares that are currently held in "street name" that will be issued in the name of Borrower as soon as possible by





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 1 of 9 Pages

         W-BDC's transfer agent, together with all shares, certificates, options, rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of all the foregoing, now or hereafter owned or acquired by Borrower.

         SECTION 2.  Pledge.

                 (a) Borrower hereby pledges, assigns, hypothecates, transfers and delivers to Lender the Pledged Stock and agrees to pledge all additional shares of capital stock of W-BDC that Borrower may hereafter acquire with respect thereto; and grants to Lender a first lien on and security interest in (i) the Pledged Stock; (ii) all certificates, shares, notes, obligations, distributions, securities and other property issued or delivered from time to time in lieu of or in substitution for or with respect to the Pledged Stock; (iii) all present and future security and collateral for any of the foregoing; and (iv) all payments or other proceeds under or with respect to any of the foregoing, as collateral security for the due and punctual payment and performance by Borrower of all its obligations and liabilities, absolute or contingent, liquidated or unliquidated, now existing or hereinafter incurred under, arising out of and in connection with the Loan and the Note, whether for principal, interest, fees, costs, expenses or otherwise (all the foregoing being hereinafter called the "Obligations").

                 (b) Borrower shall deliver to Lender the certificate(s) for the Pledged Stock and a stock transfer power(s) duly endorsed in blank simultaneously herewith, in form and substance satisfactory to Lender.

                 (c) So long as no Event of Default (as defined in Section 5 hereof) shall have occurred and be continuing at any time, Borrower shall have the right to exercise all voting rights, and to receive and retain all cash dividends and other cash payments, with respect to the Pledged Stock. Upon the occurrence of, and during the continuation of, an Event of Default, Lender, at Lender's option, may (i) receive any such cash dividends and other cash payments, and (ii) have any part or all of the Pledged Stock registered in its name or that of its nominee, and Borrower hereby covenants that, upon Lender's request, Borrower will cause W-BDC, the transfer agent or registrar of the Pledged Stock to effect such registration. Immediately and without further notice, upon the occurrence of, and during the continuance of, an Event of Default, whether or not the Pledged Stock shall have been registered in the name of Lender or its nominee, Lender or its nominee shall have, with respect to the Pledged Stock, the right to exercise all voting rights as to the Pledged Stock, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege or option pertaining to any of





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 2 of 9 Pages
         the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; provided, however, that (i) Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing; and (ii) Lender may by written notice to Borrower relinquish, either partially or completely in accordance with any terms or conditions Lender may set forth in such notice, any or all voting rights Lender may acquire pursuant to this Section 2(c).

         SECTION 3. NOTICE TO W-BDC. Within five (5) days after the execution of this Agreement, Borrower shall give notice of the pledge of the Pledged Stock pursuant to this Agreement to W-BDC, such notice to be in the form of the Notice of Pledge attached hereto as Exhibit A.

         SECTION 4. DISTRIBUTIONS, ETC. If Borrower shall become entitled to receive or shall receive, in connection with any of the Pledged Stock, any Collateral, including, without limitation:

                 (a) stock certificates, including, without limitation, any certificates representing a stock dividend or issued in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                 (b) options, warrants or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Stock, or otherwise; or

                 (c) dividends or distributions payable in money (subject to the right of Borrower to receive and retain such dividends and distributions in accordance with Section 2(c) hereof) or other property, including securities issued by a person other than W-BDC:

then Borrower shall accept the same as Lender's agent and hold the same in trust on behalf of and for the benefit of Lender, segregated from the other assets of Borrower and deliver the same forthwith to Lender, in the exact form received, with the endorsement of Borrower when necessary and/or appropriate undated powers, duly executed in blank, to be held by Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock or Collateral upon the liquidation or dissolution of W-BDC shall be paid over to Lender, as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock or other Collateral which is received by Borrower shall, until paid or delivered to Lender, be held by Borrower in trust, segregated from the other assets of Borrower, as additional collateral security for the Obligations.





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 3 of 9 Pages

SECTION 5.       EVENTS OF DEFAULT; REMEDIES.

                 (a) The occurrence of any of the following events shall constitute an "Event of Default":

                          (i) Borrower shall default in the observance or performance of any term, covenant or agreement contained herein; or

                          (ii) an Event of Default, as such term is defined in the Note, shall occur and be continuing after any applicable grace or cure period.

                 (b) Upon the occurrence and during the continuance of any Event of Default, Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at Lender's offices or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral, including reasonable attorneys' fees and legal expenses, to the payment of the Obligations in such order as Lender may elect, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, need Lender's account for the surplus, if any, to Borrower. Borrower agrees that, to the extent permitted by law, Lender need not give more than ten
         (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. In addition to the rights and remedies granted to it in this Agreement, the Note and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Ohio. All waivers by Borrower of rights (including rights to notice) and all rights and remedies afforded Borrower herein, and all other provisions of this Agreement, are expressly made subject to any applicable mandatory provisions of law limiting, or imposing conditions (including conditions as to reasonableness) upon, such waivers or the effectiveness thereof or any such rights and remedies. Any sale or other disposition of the Collateral shall be in compliance with all provisions of applicable law (including applicable securities laws and applicable provisions of the Uniform Commercial Code of the State of
         Ohio).





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 4 of 9 Pages

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants that:

                 (a) Borrower is the legal record and beneficial owner of the Pledged Stock, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except as created by this Agreement;

                 (b) Borrower has full power, authority and legal right to pledge, and grant a security interest in, the Pledged Stock and the Collateral pursuant to this Agreement; and

                 (c) this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower.

         SECTION 7.       COVENANTS OF BORROWER.   Borrower covenants and
agrees that:

                 (a) Borrower will defend the right, title and security interest of Lender in and to the Pledged Stock, the proceeds thereof and all other Collateral against the claims and demands of all persons whomsoever;

                 (b) Borrower will not sell, convey or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in, or with respect to, any of the Pledged Stock or the proceeds thereof, other than that created hereby; and

                 (c) Borrower will execute any and all documents reasonably requested by Lender to continue, protect, perfect or otherwise defend Lender's interest in and to the Collateral.

         SECTION 8. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Lender, and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising on the part of Lender, any right, power or





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 5 of 9 Pages
privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         SECTION 10. WAIVERS, AMENDMENTS. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Borrower. This Agreement and all obligations of Borrower hereunder shall be binding upon Borrower's successors and assigns, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns; provided, however, that neither Borrower nor Lender may assign this Agreement without the prior written consent of the other.

         SECTION 11. GOVERNING LAW. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Ohio applicable to agreements executed, delivered and performed within such state.

         SECTION 12. NOTICES. Notices from one party to another relating to this Agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number as set forth below by any of the following means: (a) hand-delivery; (b) registered or certified mail, postage prepaid, with return receipt requested; (c) first class or express mail, postage prepaid; (d) Federal Express, Purolator Courier or like overnight courier service; or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type.
Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

                 If to Borrower:  The Wendt-Bristol Company
                                  Attn: Sheldon A. Gold, President
                                  Two Nationwide Plaza
                                  280 North High Street, Suite 760
                                  Columbus, Ohio 43215

                 If to Lender:    Marvin D. Kantor
                                  1000 Urlin Avenue, Apt. #919
                                  Columbus, Ohio 43212

         SECTION 13. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of all Obligations, (ii) be binding upon Borrower and Borrower's successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 6 of 9 Pages
successors, transferees and assigns. Lender shall deliver to Borrower, upon termination of this Agreement, such of the Pledged Stock and Collateral as shall not have been sold or otherwise disposed of pursuant to this Agreement.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Agreement, effective as of January 30, 1996.

                                               BORROWER:

                                               The Wendt-Bristol Company,
                                                a Delaware corporation

                                               By: /s/ Sheldon A. Gold
                                                  -----------------------------
                                                   Sheldon A. Gold, President





Stock Pledge Agreement, effective as of January 30, 1996
The Wendt-Bristol Company to Marvin D. Kantor
Page 7 of 9 Pages

                       ASSIGNMENT AND TRANSFER OF SHARES
                          BY THE WENDT-BRISTOL COMPANY

         FOR VALUE RECEIVED, The Wendt-Bristol Company, a Delaware corporation, hereby assigns and transfers unto __________________________ _________ shares of the Capital Stock (the "Shares") of Wendt-Bristol Diagnostics Company (the "Corporation"), standing in its name on the books of the Corporation and does hereby irrevocably transfer the Shares on the books of the Corporation and does hereby irrevocably constitute and appoint _________________________________ attorney to transfer the Shares on the books of the Corporation with the full power of substitution in the premises.



Dated: January 30, 1996                 The Wendt-Bristol Company,
                                         a Delaware corporation

                                        By: /s/ Sheldon A. Gold
                                           -----------------------------

                                        Title: President
                                              --------------------------

                                [Letter Head]




                                NOTICE OF PLEDGE
                                ----------------

TO:      Wendt-Bristol Diagnostics Company                  CERTIFIED MAIL
         Attention: President
         Two Nationwide Plaza
         280 North High Street, Suite 280
         Columbus, Ohio 43215

         American Stock Transfer Company                    CERTIFIED MAIL AND
         Attn: Isaac Kagan                                  TELECOPIER
         6201 15th Avenue, First Floor                      (718) 921-8334
         Brooklyn, NY 11219

RE:      Pledge of 940,760 Shares of Capital Stock of Wendt-Bristol
         Diagnostics Company

Gentlemen:

         You are hereby notified that the undersigned, The Wendt-Bristol Company, has pledged the 940,760 Shares of the Capital Stock, each fully paid, of Wendt-Bristol Diagnostics Company owned by it on the books and records of Wendt-Bristol Diagnostics Company to Marvin D. Kantor, pursuant to the terms and conditions of a certain Stock Pledge Agreement executed by the undersigned in favor of Marvin D. Kantor, effective as of January 30, 1996. Such shares are evidenced by Certificate Nos. D 0050 (for 437,675 shares), D 0051 (for 20,000 shares), WBD 0287 (for 10,000 shares), and WBD 0326 (for 400), and certificate(s) for 472,685 shares that are currently held in "street name" to be issued in the name of The Wendt-Bristol Company as soon as possible.

         Pursuant to the Ohio Revised Code and the Uniform Commercial Code, Marvin D. Kantor is deemed to have possession of the above described shares from the time you receive this notice.

         Please deem any instructions received from Marvin D. Kantor regarding the exercise of any rights with respect to such Shares as if such instructions were made by

  TWO NATIONWIDE PLAZA * 280 N. HIGH ST. * SUITE 760 * COLUMBUS, OH 43215 *
                      (614) 221-6000 * FAX (614) 221-6168
the undersigned to you, until further instruction, or notice that such Stock Pledge Agreement has been terminated, from Marvin D. Kantor.


                                                  Very truly yours,

                                                  The Wendt-Bristol Company


                                                  By: /s/ Sheldon A. Gold
                                                      -------------------------
                                                      Sheldon A. Gold, President

                                                  Date: February 9, 1996
                                                                 --

ACKNOWLEDGED:

/s/ Marvin D. Kantor
- -------------------------
Marvin D. Kantor

Date: February 9, 1996
               --

                                            P 832 103 476
                                            CERTIFIED MAIL RECEIPT
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                                     Brooklyn  NY  11219
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                                     Certified Fee                   1.10
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                                     Return Receipt Showing
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